UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

AMENDMENT TO CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 30, 2008

VERSA CARD, INC.
(Exact name of registrant as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation or organization)

000-27407	98-0187705
(Commission File Number)	(IRS Employer Identification Number)

Timothy Donovan, Chief Executive Officer

5225 Katy Freeway, Suite 600, Houston, TX 77007
(Address of principal executive offices)

(713) 453-8551.
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, If Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.01                      Changes in Control of Registrant

In the 8-K filed January 5, 2009, Versa Card reported that the number of persons included in “All Directors and Officers as a Group” was two (2), when the actual number of persons was three (3).

Item 5.02                      Departure Of Directors Or Principal Officers; Election Of Directors; Appointment Of Principal Officers

In the 8-K filed January 5, 2009, Versa Card reported that James R. MacKay was resigning as a Director of Versa Card, Inc.  The 8-K should have stated that Shane Mulcahy resigned as a Director of Versa Card.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned thereunto duly authorized

VERSA CARD, INC

Date: January 6th, 2009	By:	/s/ Timothy Donovan
Name: Timothy Donovan
Title: Chief Executive Officer of Versa Card, Inc.